EXHIBIT 10.1

HYPERVIEW LTD.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between Hyperview Ltd., Inc. formerly known as Inter-Con/PC-Inc., a publicly owned Nevada corporation (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

DESCRIPTION OF THE OFFERING.  The Company is offering (the “Offering”) shares (“Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $0.64 per share.  The Offering is being made only to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments.  Prior to this Offering there was no public market for the Securities and no assurance can be given that a market will develop for the Securities or if developed, that it will be maintained so that any subscribers in this offering may avail any benefit form the same.  However, the Company reserves the right, in its sole discretion, to accept fractional subscriptions.  The Company has not engaged the services of a placement agent, but reserves the right in its sole discretion to do so in the future.  If a placement agent is retained, it is anticipated the Company would be required to pay fees of funds it has actually raised for the sale of the Shares of commissions equal to approximately ten percent (10%).

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2.  SUBSCRIPTION PROCEDURES.  To subscribe, the Subscriber is sending a completed and executed copy of each this Subscription Agreement and Investment Representation Questionnaire and sending it to:

[_______________]

along with, either

•	payment of the Subscriber’s subscribed amount by wire transfer as follows:

[_______________]

▪	or

•	payment of the Subscriber’s subscribed amount by check payable to “Tarter Krinsky & Drogin LLP, as Escrow Agent for Hyperview Ltd.”

3. TERMS OF THE SUBSCRIPTION.

3.1.  The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, such number of Shares at the price and for the aggregate subscription amount set forth on the signature page hereto.  The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it.  The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription.  The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part.  Following the acceptance of this Subscription Agreement by the Company, the Company shall instruct its transfer agent to issue and deliver to Subscriber, (i) a certificate evidencing the Shares purchased by the Subscriber pursuant to this Agreement against payment in U.S. Dollars of the Purchase Price (as defined below).  If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement.

3.2.  Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Shares set forth on the signature page hereof in an amount required to purchase and pay for the Shares subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Tarter Krinsky & Drogin LLP –as Escrow Agent.”

3.3.  Subscriber understands that payments hereunder will be held in a non-interest bearing escrow account established by the Company with its counsel, Tarter Krinsky & Drogin LLP, as escrow agent, and will be released directly to the Company at the closing (each, a “Closing”).  If the Company rejects all or a portion of any subscription, a check will be promptly mailed to the subscriber for all, or the appropriate portion of, the amount submitted with such subscriber’s subscription, without interest or deduction.  All subscriptions received will be deposited in such escrow account until accepted by the Company, whereupon such subscription proceeds will be released by the escrow agent to the Company.

3.4.  As acknowledged by the Subscriber, within sixty (60) days of the final Closing, the Company shall prepare and file with the Securities Exchange Commission a registration statement on Form S-1 to register the Shares sold in the offering 4,264 shares of Common Stock covering the resale of shares owned by the stockholders listed in Exhibit B, whose stock the registration of which was revoked on October 27, 2008.

4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber agrees, represents and warrants to the Company with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

4.1. Organization and Qualification.  If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

4.2. Authorization.  If an entity: (a) the Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (b) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s Board of Directors or other governing body and no further consent or authorization of the Subscriber, its Board of Directors or its shareholders, members or other interest holders is required.

4.3. Enforcement.  This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

4.4. Consents.  The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

4.5. Non-contravention.  Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

4.6. Investment Purpose.  The Subscriber is purchasing the Shares for its own account and not with a present view toward the public sale or distribution thereof.

4.7. Accredited Subscriber Status.  The Subscriber is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has delivered to the Company a Confidential Investor Questionnaire substantially in the form of Exhibit A attached hereto.  The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense) the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder; if an entity, the Subscriber was not formed for the sole purpose of purchasing the Shares.

4.8. Reliance on Exemptions.  The Subscriber agrees, acknowledges and understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

4.9. No General Solicitation.  No Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

4.10.  Information. (a) The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Shares that have been requested by the Subscriber or its advisors, if any, including, the risk factors set forth therein, and all appendices to the Memorandum.  The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein.

4.11. Governmental Review.  The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

4.12. Transfer or Resale.  The Subscriber agrees, acknowledges and understands that:

(a) the Securities have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws.  Consequently, the Subscriber may have to bear the risk of holding the Securities for an indefinite period of time because the Securities may not be transferred unless: (i) the resale of the Securities and is registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder; and

(c) except as set forth in herein, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

4.13. Legends.

(a) The Subscriber agrees, acknowledges and understands that the certificates representing the Securities (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

(b) The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities.  Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities pursuant to Rule 144, or (b) if the Restricted Securities are eligible for sale under Rule 144 or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

4.14. Residency.  The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

4.15. Not a Registered Representative.  The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Confidential Investor Questionnaire attached hereto as Exhibit A.

4.16. No Brokers.  The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

4.17. Reliance on Representations.  The Subscriber agrees, acknowledges and understands that the Company and its counsel, are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.

5. REPRESENTATIONS BY THE COMPANY. The Company hereby represents and warrants to each Subscriber as follows, with the intention and understanding, as to matters pertaining to the Company and  that such representations and warranties are made as of the Closing:

5.1. Organization and Qualification.

(a) The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on (a) the business, operations assets or condition (financial or otherwise) of the Company is taken as a whole, or (b) the ability of the Company is to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith (collectively, a “Material Adverse Effect”).

5.2. Authorization; Enforcement.  (a)  The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities) have been duly authorized by the Company’s Board of Directors (the “Board”) and no further consent or authorization of the Company, its Board or its shareholders is required that has not or will not be obtained prior to the Closing; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

5.3. Issuance of Shares.  The Shares of the Company purchased under this Agreement, will be duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.

5.4. No Conflicts; No Violation.

(a) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) will not: (i) conflict with or result in a violation of any provision of its Articles of Incorporation or Bylaws; (ii) violate or conflict with, result in a breach of any provision of, constitute a default (or an event which with notice or lapse of time, or both, could become a default) under or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) result in a material violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities or “blue sky” laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities or “blue sky” laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of the Company’s obligations under this Agreement in accordance with the terms hereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

5.5. Disclosure.  This Agreement and all other documents delivered in connection herewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.6. Securities Law Exemption.  Assuming the truth and accuracy of the Subscriber’s representations and warranties in this Agreement and the truth and accuracy of each of the other Subscribers’ representations and warranties set forth in the subscription agreements executed by such other Subscribers, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other subscription agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

6. RISK FACTORS.  THE SUBSCRIBER ACKNOWLEDGES THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE SHARES AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT.  The Subscriber represents and warrants that he or she has carefully considered and reviewed all the information contained within the reports the Company files with the Securities and Exchange Commission (available at www.sec.gov) in reaching a determination to purchase the Shares:

7. COVENANTS OF THE COMPANY AND SUBSCRIBER.

7.1. Form D; Blue Sky Laws.  The Company shall timely file with the Commission, and the applicable states, a Notice of Sale of Shares on Form D with respect to the Shares, as required under Regulation D.

7.2. Expenses.  Each Party is liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

7.3. Sales by Subscribers.  The Subscriber shall sell any and all Securities purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  The Subscriber will not make any sale, transfer or other disposition of the Shares in violation of federal or state securities or “blue sky” laws and regulations.

8. MISCELLANEOUS.

8.1. Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws.  The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Nevada with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

8.2. Counterparts; Electronic Signatures.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by (e.g. electronic submission, facsimile transmission or e-mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement).

8.3. Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

8.4. Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

8.5. Entire Agreement; Amendments.  This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.  Except as set forth in herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

8.6. Removal of Legends.  Upon the earlier of (i) registration for resale as set forth herein, or (ii) an exemption under Rule 144 becoming available, the Company shall (A) deliver to the transfer agent for the Securities (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the leg ended certificates for such shares, together with a customary representation by the Subscriber that Rule 144 applies to all shares of Common Stock represented thereby and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act subject to such investor and broker representations and notifications or qualifications (in the case of subscribers who are or may be deemed affiliates of the Company) that counsel may reasonably request.  From and after the earlier of such dates, upon a Subscriber’s written request, the Company shall promptly cause certificates evidencing the Subscriber’s securities to be replaced with certificates which do not bear such restrictive legends.

8.7. Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Subscriber acknowledges that the Company will be assigning this Agreement and any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder upon the Closing without the prior written consent of the Company.    This provision does not limit the Subscriber’s right to transfer the Shares pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

8.8. Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.9. Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.10. No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.11. Equitable Relief.  The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Subscriber.  the Company therefore agrees that the Subscribers are entitled to seek temporary and permanent injunctive relief in any such case.

8.12. Acceptance.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

8.13. Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

8.14. Other Documents.  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.15. Public Statements.  The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

8.16. Exculpation Among Subscribers.  The Subscriber agrees, acknowledges and understands that it is not relying on any of the other Subscribers in making its investment or decision to invest in the Company.  The Subscriber agrees, acknowledges and understands that none of the other Subscribers nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or the execution of or performance under this Agreement, nor shall the Subscriber be liable to the other Subscribers for any action heretofore or hereafter taken or omitted to be taken by the Subscriber in connection with the purchase of the Shares or the execution of or performance under this Agreement.

8.17. Several Obligations.  The obligations of each Subscriber under any Subscription Agreements are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Subscription Agreement.  Nothing contained herein or in any other Subscription Agreement, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Subscription Agreements.  Each Subscriber confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Subscription Agreements, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Subscribers has been provided with the same Subscription Agreements for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

8.18. Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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SIGNATURE PAGE

The Subscriber hereby offers to purchase and subscribe to 960 Shares and encloses payment of $0.64 per shares for an aggregate investment of $1,500.00.

Name of Subscriber

Signature of Subscriber

Name of Joint Subscriber
(If Applicable)

Signature of Joint Subscriber
(If Applicable)

Name and Title of Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number:

AGREED TO AND ACCEPTED:

As of _______, 2011

HYPERVIEW LTD.

By:
Name:
Title:

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, excluding your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by Persons that are accredited Subscribers. (describe entity)

The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

The undersigned is an entity (other than a trust) all of the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category H alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties made by the undersigned in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a)  For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)  For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d)  For all Subscribers, please state whether you have you participated in other private placements before:

YES_______                                           NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public	Private	Public or Private
Companies	Companies	[ ]

Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(j)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

4.           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If yes, please describe:

If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

5.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company, its counsel and agents will rely on them.

Sign Name:

Print Name:

Date: